                                                                EXHIBIT 10.1

                              MOLL INDUSTRIES, INC.



                                 $130,000,000.00

                   10 1/2% Senior Subordinated Notes Due 2008

                               Purchase Agreement

                                  June 23, 1998






                          DONALDSON, LUFKIN & JENRETTE
                             SECURITIES CORPORATION

                      NATIONSBANC MONTGOMERY SECURITIES LLC

                                  $130,000,000

                   10 1/2% Senior Subordinated Notes Due 2008

                                       of

                              MOLL INDUSTRIES, INC.

                               PURCHASE AGREEMENT


                                  June 23, 1998


DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION and
NATIONSBANC MONTGOMERY SECURITIES LLC
c/o DONALDSON, LUFKIN & JENRETTE
SECURITIES CORPORATION
277 Park Avenue
New York, New York 10172

Ladies and Gentlemen:

         MOLL INDUSTRIES, INC., a Delaware corporation (the "COMPANY"), proposes to issue and sell to Donaldson, Lufkin & Jenrette Securities Corporation and NationsBanc Montgomery Securities LLC (together, the "INITIAL PURCHASERS") an aggregate of $130,000,000 in principal amount of its 10 1/2% Senior Subordinated Notes Due 2008 (the "SENIOR SUBORDINATED NOTES"), subject to the terms and conditions set forth herein. The Senior Subordinated Notes are to be issued pursuant to the provisions of an indenture (the "INDENTURE"), to be dated as of the Closing Date (as defined below), among the Company and State Street Bank and Trust Company, as trustee (the "TRUSTEE"). The Senior Subordinated Notes and the New Senior Subordinated Notes (as defined below) issuable in exchange therefor are collectively referred to herein as the "NOTES." Capitalized terms used but not defined herein shall have the meanings given to such terms in the Indenture.

                  1. OFFERING MEMORANDUM. The Senior Subordinated Notes will be offered and sold to the Initial Purchasers pursuant to one or more exemptions from the registration requirements under the Securities Act of 1933, as amended (the

"ACT"). The Company has prepared a preliminary offering memorandum, dated June 11, 1998 (the "PRELIMINARY OFFERING MEMORANDUM") and a final offering memorandum, dated July 23, 1998 (the "OFFERING MEMORANDUM"), relating to the Senior Subordinated Notes.

                  Upon original issuance thereof, and until such time as the same is no longer required pursuant to the Indenture, the Senior Subordinated Notes (and all securities issued in exchange therefor, in substitution thereof or upon conversion thereof) shall bear the following legend:

                  "THIS NOTE HAS NOT BEEN REGISTERED UNDER THE U.S. SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"), AND, ACCORDINGLY, MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED WITHIN THE UNITED STATES OR TO, OR FOR THE ACCOUNT OR BENEFIT OF, U.S. PERSONS, EXCEPT AS SET FORTH IN THE NEXT SENTENCE. BY ITS ACQUISITION HEREOF OR OF A BENEFICIAL INTEREST HEREIN, THE HOLDER:

                  (1) REPRESENTS THAT (I) IT IS A "QUALIFIED INSTITUTIONAL BUYER" (AS DEFINED IN RULE 144A UNDER THE ACT) (A "QIB"), (II) IT HAS ACQUIRED THIS NOTE IN AN OFFSHORE TRANSACTION IN COMPLIANCE WITH REGULATION S UNDER THE ACT, OR (III) IT IS AN INSTITUTIONAL "ACCREDITED INVESTOR" (AS DEFINED IN RULE 501(A)(1), (2), (3), OR (7) OR REGULATION D UNDER THE ACT (AN "IAI"),

                  (2) AGREES THAT IT WILL NOT RESELL OR OTHERWISE TRANSFER THIS NOTE EXCEPT (I) TO THE COMPANY OR ANY OF ITS SUBSIDIARIES,
                  (II) TO A PERSON WHOM THE SELLER REASONABLY BELIEVES IS A QIB PURCHASING FOR ITS OWN ACCOUNT OR FOR THE ACCOUNT OF A QIB IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144A, (III) IN AN OFFSHORE TRANSACTION MEETING THE REQUIREMENTS OF RULE 903 OR 904 OF THE ACT, (IV) IN A TRANSACTION MEETING THE REQUIREMENTS OF RULE 144 UNDER THE ACT, (V) TO AN IAI THAT, PRIOR TO SUCH TRANSFER, FURNISHES THE TRUSTEE A SIGNED LETTER CONTAINING CERTAIN REPRESENTATIONS AND AGREEMENTS RELATING TO THE TRANSFER OF THIS NOTE (THE FORM OF WHICH CAN BE OBTAINED FROM THE TRUSTEE) AND, IF SUCH TRANSFER IS IN RESPECT OF AN AGGREGATE PRINCIPAL AMOUNT OF NOTES LESS THAN

                  $250,000, AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY THAT SUCH TRANSFER IS IN COMPLIANCE WITH THE ACT, (VI) IN ACCORDANCE WITH ANOTHER EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE ACT (AND BASED UPON AN OPINION OF COUNSEL ACCEPTABLE TO THE COMPANY) OR (VII) PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT AND, IN EACH CASE, IN ACCORDANCE WITH THE APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTION AND

                  (3) AGREES THAT IT WILL DELIVER TO EACH PERSON TO WHOM THIS NOTE OR AN INTEREST HEREIN IS TRANSFERRED A NOTICE SUBSTANTIALLY TO THE EFFECT OF THIS LEGEND.

         AS USED HEREIN, THE TERMS "OFFSHORE TRANSACTION" AND "UNITED STATES" HAVE THE MEANINGS GIVEN TO THEM BY RULE 902 OF REGULATION S UNDER THE ACT. THE INDENTURE CONTAINS A PROVISION REQUIRING THE TRUSTEE TO REFUSE TO REGISTER ANY TRANSFER OF THIS NOTE IN VIOLATION OF THE FOREGOING."

                  2. AGREEMENTS TO SELL AND PURCHASE. On the basis of the representations, warranties and covenants contained in this Agreement, and subject to the terms and conditions contained herein, the Company agrees to issue and sell to the Initial Purchasers, and each Initial Purchaser agrees, severally and not jointly, to purchase from the Company, the principal amount of Senior Subordinated Notes set forth opposite the name of such Initial Purchaser on Schedule I hereto at a purchase price equal to 100% of the principal amount thereof (the "PURCHASE PRICE").

                  3. TERMS OF OFFERING. The Initial Purchasers have advised the Company that the Initial Purchasers will make offers (the "EXEMPT RESALES") of the Senior Subordinated Notes purchased hereunder on the terms set forth in the Offering Memorandum, as amended or supplemented, solely to (i) persons whom the Initial Purchasers reasonably believe to be "qualified institutional buyers" as defined in Rule 144A under the Act ("QIBS"), and (ii) to persons permitted to purchase the Senior Subordinated Notes in offshore transactions in reliance upon Regulation S under the Act (each, a "REGULATION S PURCHASER") (such persons specified in clauses (i) and (ii) being referred to herein as the "ELIGIBLE PURCHASERS"). The Initial Purchasers will offer the Senior Subordinated Notes to Eligible Purchasers initially at a price equal to ___% of the principal amount thereof. Such price may be changed at any time without notice.

                  Holders (including subsequent transferees) of the Senior Subordinated Notes will have the registration rights set forth in the registration rights agreement (the "REGISTRATION RIGHTS AGREEMENT"), to be dated the Closing Date, in substantially the form of Exhibit A hereto, for so long as such Senior Subordinated Notes constitute "TRANSFER RESTRICTED SECURITIES" (as defined in the Registration Rights Agreement). Pursuant to the Registration Rights Agreement, the Company will agree to file with the Securities and Exchange Commission (the "COMMISSION") under the circumstances set forth therein, (i) a registration statement under the Act (the "EXCHANGE OFFER REGISTRATION STATEMENT") relating to the Company's 10 1/2% New Senior Subordinated Notes Due 2008 (the "NEW SENIOR SUBORDINATED NOTES"), to be offered in exchange for the Senior Subordinated Notes (such offer to exchange being referred to as the "EXCHANGE OFFER") and (ii) a shelf registration statement pursuant to Rule 415 under the Act (the "SHELF REGISTRATION STATEMENT" and, together with the Exchange Offer Registration Statement, the "REGISTRATION STATEMENTS") relating to the resale by certain holders of the Senior Subordinated Notes and to use its best efforts to cause such Registration Statements to be declared and remain effective and usable for the periods specified in the Registration Rights Agreement and to consummate the Exchange Offer. This Agreement, the Indenture, the Notes and the Registration Rights Agreement are hereinafter sometimes referred to collectively as the "OPERATIVE DOCUMENTS."

                  4.       DELIVERY AND PAYMENT.

                  (a) Delivery of, and payment of the Purchase Price for, the Senior Subordinated Notes shall be made at the offices of Latham & Watkins, 885 Third Avenue, Suite 1000, New York, New York 10022 or such other location as may be mutually acceptable. Such delivery and payment shall be made at 9:00 a.m. New York City time, on June 26, 1998 or at such other time on the same date or such other date as shall be agreed upon by the Initial Purchasers and the Company in writing. The time and date of such delivery and the payment for the Senior Subordinated Notes are herein called the "CLOSING DATE."

                  (b) One or more of the Senior Subordinated Notes in definitive global form, registered in the name of Cede & Co., as nominee of the Depository Trust Company ("DTC"), having an aggregate principal amount corresponding to the aggregate principal amount of the Senior Subordinated Notes (collectively, the "GLOBAL NOTE"), shall be delivered by the Company to the Initial Purchasers (or as the Initial Purchasers direct) in each case with any transfer taxes thereon duly paid by the Company against payment by the Initial Purchasers of the Purchase Price thereof by wire transfer in same day funds to the order of the

Company. The Global Note shall be made available to the Initial Purchasers for inspection not later than 9:30 a.m., New York City time, on the business day immediately preceding the Closing Date.

                  5. AGREEMENTS OF THE COMPANY. The Company hereby agrees with the Initial Purchasers as follows:

                  (a) To advise the Initial Purchasers promptly and, if requested by the Initial Purchasers, confirm such advice in writing, (i) of the issuance by any state securities commission of any stop order suspending the qualification or exemption from qualification of any Senior Subordinated Notes for offering or sale in any jurisdiction designated by the Initial Purchasers pursuant to Section 5(e) hereof, or the initiation of any proceeding by any state securities commission or any other federal or state regulatory authority for such purpose and (ii) of the happening of any event during the period referred to in Section 5(c) below that makes any statement of a material fact made in the Preliminary Offering Memorandum or the Offering Memorandum untrue or that requires any additions to or changes in the Preliminary Offering Memorandum or the Offering Memorandum in order to make the statements therein not misleading. The Company shall use its best efforts to prevent the issuance of any stop order or order suspending the qualification or exemption of any Senior Subordinated Notes under any state securities or Blue Sky laws and, if at any time any state securities commission or other federal or state regulatory authority shall issue an order suspending the qualification or exemption of any Senior Subordinated Notes under any state securities or Blue Sky laws, the Company shall use its best efforts to obtain the withdrawal or lifting of such order at the earliest possible time.

                  (b) To furnish the Initial Purchasers and those persons identified by the Initial Purchasers to the Company as many copies of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments or supplements thereto, as the Initial Purchasers may reasonably request for the time period specified in Section 5(c). Subject to the Initial Purchasers' compliance with their representations and warranties and agreements set forth in
Section 7 hereof, the Company consents to the use of the Preliminary Offering Memorandum and the Offering Memorandum, and any amendments and supplements thereto required pursuant hereto, by the Initial Purchasers in connection with Exempt Resales.

                  (c) During such period as in the opinion of counsel for the Initial Purchasers an Offering Memorandum is required by law to be delivered in connection with Exempt Resales by the Initial Purchasers (i) not to make any amendment or supplement to the Offering Memorandum of which the Initial Purchasers shall not previously have been advised or to which the Initial Purchasers shall reasonably object within five business days after being so advised and (ii) to prepare promptly upon the Initial Purchasers' reasonable request, any amendment or supplement to the Offering Memorandum which may be necessary or advisable in connection with such Exempt Resales.

                  (d) If, during the period referred to in Section 5(c) above, any event shall occur or condition shall exist as a result of which, in the opinion of counsel to the Initial Purchasers, it becomes necessary to amend or supplement the Offering Memorandum in order to make the statements therein, in the light of the circumstances when such Offering Memorandum is delivered to an Eligible Purchaser, not misleading, or if, in the opinion of counsel to the Initial Purchasers, it is necessary to amend or supplement the Offering Memorandum to comply with any applicable law, forthwith to prepare an appropriate amendment or supplement to such Offering Memorandum so that the statements therein, as so amended or supplemented, will not, in the light of the circumstances when it is so delivered, be misleading, or so that such Offering Memorandum will comply with applicable law, and to furnish to the Initial Purchasers and such other persons as the Initial Purchasers may designate such number of copies thereof as the Initial Purchasers may reasonably request.

                  (e) Prior to the sale of all Senior Subordinated Notes pursuant to Exempt Resales as contemplated hereby, to cooperate with the Initial Purchasers and counsel to the Initial Purchasers in connection with the registration or qualification of the Senior Subordinated Notes for offer and sale to the Initial Purchasers and pursuant to Exempt Resales under the securities or Blue Sky laws of such jurisdictions as the Initial Purchasers may request and to continue such registration or qualification in effect so long as required for Exempt Resales and to file such consents to service of process or other documents as may be necessary in order to effect such registration or qualification; provided, however, that the Company shall not be required in connection therewith to qualify as a foreign corporation in any jurisdiction in which it is not now so qualified or to take any action that would subject it to general consent to service of process or taxation other than as to matters and transactions relating to the Preliminary Offering Memorandum, the Offering Memorandum or Exempt Resales, in any jurisdiction in which it is not now so subject.

                  (f) So long as the Notes are outstanding, (i) to mail and make generally available as soon as practicable after the end of each fiscal year to the record holders of the Notes a financial report of the Company and its subsidiaries on a consolidated basis (and a similar financial report of all unconsolidated subsidiaries, if any), all such financial reports to include a consolidated balance sheet, a consolidated statement of operations, a consolidated statement of cash flows and a consolidated statement of shareholders' equity as of the end of and for such fiscal year, together with comparable information as of the end of and for the preceding year, certified by the Company's independent public accountants and
(ii) to mail and make generally available as soon as practicable after the end of each quarterly period (except for the last quarterly period of each fiscal year) to such holders, a consolidated balance sheet, a consolidated statement of operations and a consolidated statement of cash flows (and similar financial reports of all unconsolidated subsidiaries, if any) as of the end of and for such period, and for the period from the beginning of such year to the close of such quarterly period, together with comparable information for the corresponding periods of the preceding year.

                  (g) So long as the Notes are outstanding, to furnish to the Initial Purchasers as soon as available copies of all reports or other communications furnished by the Company to its security holders or furnished to or filed with the Commission or any national securities exchange on which any class of securities of the Company is listed and such other publicly available information concerning the Company and/or its subsidiaries as the Initial Purchasers may reasonably request.

                  (h) So long as any of the Senior Subordinated Notes remain outstanding and during any period in which the Company is not subject to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended (the "EXCHANGE ACT"), to make available to any holder of Senior Subordinated Notes in connection with any sale thereof and any prospective purchaser of such Senior Subordinated Notes from such holder, the information ("RULE 144A INFORMATION") required by Rule 144A(d)(4) under the Act.

                  (i) Whether or not the transactions contemplated in this Agreement are consummated or this Agreement is terminated, to pay or cause to be paid all expenses incident to the performance of the obligations of the Company under this Agreement, including: (i) the fees, disbursements and expenses of counsel to the Company and accountants of the Company in connection with the sale and delivery of the Senior Subordinated Notes to the Initial Purchasers and pursuant to Exempt Resales, and all other fees and expenses in connection with the preparation, printing, filing and distribution of the Preliminary Offering Memorandum, the Offering Memorandum and all amendments and supplements to any of the foregoing (including financial statements), including the mailing and delivering of copies thereof to the Initial Purchasers and persons designated by them in the quantities specified herein, (ii) all costs and expenses related to the transfer and delivery of the Senior Subordinated Notes to the Initial Purchasers and pursuant to Exempt Resales, including any transfer or other taxes payable thereon, (iii) all costs of printing or producing this Agreement, the other Operative Documents and any other agreements or documents in connection with the offering, purchase, sale or delivery of the Senior Subordinated Notes, (iv) all expenses in connection with the registration or qualification of the Senior Subordinated Notes for offer and sale under the securities or Blue Sky laws of the several states and all costs of printing or producing any preliminary and supplemental Blue Sky memoranda in connection therewith (including the filing fees and fees and disbursements of counsel for the Initial Purchasers in connection with such registration or qualification and memoranda relating thereto), (v) the cost of printing certificates representing the Senior Subordinated Notes, (vi) all expenses and listing fees in connection with the application for quotation of the Senior Subordinated Notes in the National Association of Securities Dealers, Inc. ("NASD") Automated Quotation System - PORTAL ("PORTAL"), (vii) the fees and expenses of the Trustee and the Trustee's counsel in connection with the Indenture and the Notes, (viii) the costs and charges of any transfer agent, registrar and/or depositary (including
DTC), (ix) any fees charged by rating agencies for the rating of the Notes, (x) all costs and expenses of the Exchange Offer and any Registration Statement, as set forth in the Registration Rights Agreement, and (xi) and all other costs and expenses incident to the performance of the obligations of the Company hereunder for which provision is not otherwise made in this Section.

                  (j) To use its best efforts to effect the inclusion of the Senior Subordinated Notes in PORTAL and to maintain the listing of the Senior Subordinated Notes on PORTAL for so long as the Senior Subordinated Notes are outstanding.

                  (k) To obtain the approval of DTC for "book-entry" transfer of the Notes, and to comply with all of its agreements set forth in the representation letters of the Company and the Guarantors to DTC relating to the approval of the Notes by DTC for "book-entry" transfer.

                  (l) During the period beginning on the date hereof and continuing to and including the Closing Date, not to offer, sell, contract to sell or otherwise transfer or dispose of any debt securities of the Company or any warrants, rights or options to purchase or otherwise acquire debt securities of the Company substantially similar to the Notes (other than (i) the Notes and (ii) commercial paper issued in the ordinary course of business), without the prior written consent of the Initial Purchasers.

                  (m) Not to sell, offer for sale or solicit offers to buy or otherwise negotiate in respect of any security (as defined in the Act) that would be integrated with the sale of the Senior Subordinated Notes to the Initial Purchasers or pursuant to Exempt Resales in a manner that would require the registration of any such sale of the Senior Subordinated Notes under the Act.

                  (n) Not to voluntarily claim, and to actively resist any attempts to claim, the benefit of any usury laws against the holders of any Notes.

                  (o) To cause the Exchange Offer to be made in the appropriate form to permit New Senior Subordinated Notes registered pursuant to the Act to be offered in exchange for the Senior Subordinated Notes and to comply with all applicable federal and state securities laws in connection with the Exchange Offer.

                  (p) To comply with all of its agreements set forth in the Registration Rights Agreement.

                  (q) To use its best efforts to do and perform all things required or necessary to be done and performed under this Agreement by it prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Senior Subordinated Notes.

                  6. REPRESENTATIONS, WARRANTIES AND AGREEMENTS OF THE COMPANY. As of the date hereof, the Company represents and warrants to, and agrees with, the Initial Purchasers that:

                  (a) The Preliminary Offering Memorandum, at the date thereof, did not contain any untrue statement of a material fact or omit to state any material fact (other than pricing terms and other financial terms intentionally left blank) necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. The Offering Memorandum, at the date hereof, does not, and at the Closing Date will not (and any amendment or supplement thereto, at the date thereof and at the Closing Date, will not), contain any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representation or warranty as to the information contained in, or omitted from, the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, in reliance upon and in conformity with information relating to any Initial Purchaser furnished in writing to the Company by or on behalf of the Initial Purchasers specifically for inclusion therein. To the Company's knowledge, as of the date hereof, no stop order preventing the use of the Preliminary Offering Memorandum or the Offering Memorandum, or any amendment or supplement thereto, or any order asserting that any of the transactions contemplated by this

Agreement are subject to the registration requirements of the Act, has been issued.

                  (b) Each of the Company and its subsidiaries has been duly incorporated, is validly existing as a corporation and, where applicable, in good standing, under the laws of its jurisdiction of incorporation and has the corporate power and authority to carry on its business, as it is currently being conducted, and to own, lease and operate its properties, in each case, as described in the Preliminary Offering Memorandum and the Offering Memorandum, and each is duly qualified and, where applicable, is in good standing, as a foreign corporation authorized to do business in each jurisdiction in which the nature of its business or its ownership or leasing of property requires such qualification, except where the failure to be so qualified or, where applicable, in good standing, would not have a material adverse effect on the business, financial condition or results of operations of the Company and its subsidiaries, taken as a whole (a "MATERIAL ADVERSE EFFECT").

                  (c) The Company and its affiliates and all persons acting on their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) have complied with and will comply in all material respects with the offering restrictions requirements of Regulation S in connection with the offering of the Senior Subordinated Notes outside the United States and, in connection therewith, the Offering Memorandum will contain the disclosure required by Rule 902(h).

                  (d) The Company is not a "reporting issuer" as defined in Rule 902 under the Act.

                  (e) Except as disclosed in the Preliminary Offering Memorandum and the Offering Memorandum, all outstanding shares of capital stock of the Company have been duly authorized and validly issued and are fully paid, and non-assessable.

                  (f) The entities listed on Schedule II hereto are the only subsidiaries, direct or indirect, of the Company. All of the outstanding shares of capital stock of each of the Company's subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable, and are owned by the Company, directly or indirectly through one or more subsidiaries, free and clear of any security interest, claim, lien, encumbrance or adverse interest of any nature (each, a "LIEN").

                  (g) This Agreement has been duly authorized, executed and delivered by the Company.

                  (h) The Indenture has been duly authorized by the Company and when duly executed and delivered by the Company and duly authorized, executed and delivered by the Trustee will be the valid and legally binding agreement of the Company, enforceable against the Company in accordance with its terms; except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability. On the Closing Date, the Indenture will conform in all material respects to the requirements of the Trust Indenture Act of 1939, as amended (the "TIA" or "TRUST INDENTURE ACT"), and the rules and regulations of the Commission applicable to an indenture which is qualified thereunder.

                  (i) The Senior Subordinated Notes have been duly authorized by the Company, and when (i) the Senior Subordinated Notes have been duly executed and authenticated in accordance with the terms of the Indenture, (ii) the Senior Subordinated Notes have been delivered to and paid for by the Initial Purchasers as contemplated by this Agreement and (iii) the Indenture has been duly executed and delivered by the Company (assuming the due authorization, execution and delivery thereof by the Trustee), the Senior Subordinated Notes will be valid and legally binding obligations of the Company, entitled to the benefits of the Indenture and enforceable against the Company in accordance with their terms, except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (j) On the Closing Date, the New Senior Subordinated Notes will have been duly authorized by the Company. When the New Senior Subordinated Notes are issued, executed and authenticated in accordance with the terms of the Exchange Offer and the Indenture, the New Senior Subordinated Notes will be entitled to the benefits of the Indenture and will be the valid and binding obligations of the Company, enforceable against the Company in accordance with their terms, except as (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (k) The Registration Rights Agreement has been duly authorized by the Company and when duly executed and delivered by the Company (assuming the due authorization, execution and delivery thereof by the Initial Purchasers), will be the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that (i) the enforceability thereof may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors' rights generally and (ii) rights of acceleration and the availability of equitable remedies may be limited by equitable principles of general applicability.

                  (l) Neither the Company nor any of its subsidiaries is in violation of its respective charter or by-laws or in default in the performance of any obligation, agreement, covenant or condition contained in any indenture, loan agreement, mortgage, lease or other agreement or instrument in each case that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound.

                  (m) The execution, delivery and performance of this Agreement and the other Operative Documents by the Company, compliance by the Company with all material provisions hereof and thereof and the consummation of the transactions contemplated hereby and thereby will not (i) require any consent, approval, authorization or other order of, or qualification with, any court or governmental body or agency (except such as may be required under the securities or Blue Sky laws of the various states), (ii) conflict with or constitute a breach of any of the terms or provisions of, or a default under, the charter or by-laws of the Company or any of its subsidiaries or any indenture, loan agreement, mortgage, lease or other agreement or instrument in each case that is material to the Company and its subsidiaries, taken as a whole, to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, (iii) violate or conflict with any applicable law or any rule, regulation, judgment, order or decree of any court or any governmental body or agency having jurisdiction over the Company, any of its subsidiaries or their respective property, (iv) result in the imposition or creation of (or the obligation to create or impose) a Lien under, any agreement or instrument to which the Company or any of its subsidiaries is a party or by which the Company or any of its subsidiaries or their respective property is bound, or (v) result in the termination, suspension or revocation of any Authorization (as defined below) of the Company or any of its subsidiaries or result in any other impairment of the rights of the holder of any such Authorization.

                  (n) Except as otherwise set forth in the Preliminary Offering Memorandum and the Offering Memorandum, there are no material legal or governmental proceedings pending or, to the knowledge of the Company, threatened to which the Company or any of its subsidiaries is a party or to which any of their respective property is subject, which, to the knowledge of the Company, if determined adversely to the Company or any of its subsidiaries, might result, singly or in the aggregate, in a Material Adverse Effect.

                  (o) Neither the Company nor any of its subsidiaries has violated any foreign, federal, state or local law or regulation relating to the protection of human health and safety, the environment or hazardous or toxic substances or wastes, pollutants or contaminants ("ENVIRONMENTAL LAWS"), any provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), or any provisions of the Foreign Corrupt Practices Act or the rules and regulations promulgated thereunder, except for such violations which, singly or in the aggregate, would not have a Material Adverse Effect.

                  (p) There are no costs or liabilities associated with Environmental Laws (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or any Authorization, any related constraints on operating activities and any potential liabilities to third parties) which would, singly or in the aggregate, have a Material Adverse Effect.

                  (q) Each of the Company and its subsidiaries has such permits, licenses, consents, exemptions, franchises, authorizations and other approvals (each, an "AUTHORIZATION") of, and has made all material filings with and notices to, all governmental or regulatory authorities and self-regulatory organizations and all courts and other tribunals, including without limitation, under any applicable Environmental Laws, as are currently necessary to be procured by them in order to engage in the respective businesses currently conducted by each of them and to own, lease, license and operate its respective properties each as set forth in the Preliminary Offering Memorandum and the Offering Memorandum, except where the failure to have any such Authorization or to make any such filing or notice would not, singly or in the aggregate, have a Material Adverse Effect. Each such Authorization is valid and in full force and effect and each of the Company and its subsidiaries is in compliance with all the material terms and conditions thereof and with the rules and regulations of the authorities and governing bodies having jurisdiction with respect thereto; and no event has occurred (including, without limitation, the receipt of any notice from any authority or governing body) which allows or, after notice or lapse of time or both, would allow, revocation, suspension or termination of any such Authorization or results or, after notice or lapse of time or both, would result in any other impairment of the rights of the holder of any such Authorization; and, except as described in the Preliminary Offering Memorandum and the Offering Memorandum, such Authorizations contain no restrictions that are burdensome to the Company or any of its subsidiaries; except where such failure to be valid and in full force and effect or to be in compliance, the occurrence of any such event or the presence of any such restriction would not, singly or in the aggregate, have a Material Adverse Effect.

                  (r) The accountants, Arthur Andersen, L.L.P., that have certified the financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum are independent public accountants with respect to the Company, as required by the Act and the Exchange Act.

                  (s) The historical financial statements, together with related notes forming part of the Offering Memorandum (and any amendment or supplement thereto), present fairly in all material respects the consolidated financial position, results of operations and changes in financial position of the Company and its subsidiaries on the basis stated in the Offering Memorandum at the respective dates or for the respective periods to which they apply; such statements and related notes have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods involved, except as disclosed therein and except that the unaudited interim financial statements are subject to normal year end adjustments; and the other financial and statistical information and data set forth in the Offering Memorandum (and any amendment or supplement thereto) are, in all material respects, accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

                  (t) The pro forma financial statements included in the Preliminary Offering Memorandum and the Offering Memorandum have been prepared on a basis consistent with the historical financial statements of the Company and its subsidiaries and give effect to assumptions used in the preparation thereof on a reasonable basis and in good faith and present fairly in all material respects the historical and proposed transactions contemplated by the Preliminary Offering Memorandum and the Offering Memorandum; and such pro forma financial statements comply as to form in all material respects with the requirements applicable to pro forma financial statements included in registration statements on Form S-1 under the Act. The other pro forma financial and statistical information and data included in the Offering Memorandum are, in all material respects, accurately presented and prepared on a basis consistent with the pro forma financial statements.

                  (u) The Company is not and, after giving effect to the offering and sale of the Senior Subordinated Notes and the application of the net proceeds thereof as described in the Offering Memorandum, will not be, an "investment company," as such term is defined in the Investment Company Act of 1940, as amended.

                  (v) Other than the Registration Rights Agreement, there are no contracts, agreements or understandings between the Company and any person granting such person the right to require the Company to file a registration statement under the Act with respect to any securities of the Company or to require the Company to include such securities with the Notes registered pursuant to any Registration Statement.

                  (w) Neither the Company nor any of its subsidiaries nor any agent thereof acting on the behalf of them has taken, and none of them will take, any action that might cause this Agreement or the issuance or sale of the Senior Subordinated Notes to violate Regulation T (12 C.F.R. Part 220), Regulation U (12 C.F.R. Part 221) or Regulation X (12 C.F.R. Part 224) of the Board of Governors of the Federal Reserve System.

                  (x) No "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act (i) has imposed (or has informed the Company that it is considering imposing) any condition (financial or otherwise) on the Company's retaining any rating assigned to the Company, any securities of the Company or (ii) has indicated to the Company that it is considering (a) the downgrading, suspension, or withdrawal of, or any review for a possible change that does not indicate the direction of the possible change in, any rating so assigned or (b) any change in the outlook for any rating of the Company or any securities of the Company.

                  (y) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there has not occurred any material adverse change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there has not been any material adverse change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries has incurred any material liability or obligation, direct or contingent.

                  (z) Each of the Preliminary Offering Memorandum and the Offering Memorandum, as of its date, contains all the information specified in, and meeting the requirements of, Rule 144A(d)(4) under the Act.

                  (aa) When the Senior Subordinated Notes are issued and delivered pursuant to this Agreement, the Senior Subordinated Notes will not be of the same class (within the meaning of Rule 144A under the Act) as any security of the Company that is listed on a national securities exchange registered under Section 6 of the Exchange Act or that is quoted in a United States automated inter-dealer quotation system.

                  (bb) No form of general solicitation or general advertising (as defined in Regulation D under the Act) was used by the Company or any of their respective representatives (other than the Initial Purchasers, as to whom the Company makes no representation) in connection with the offer and sale of the Senior Subordinated Notes in the United States. No securities of the same class as the Senior Subordinated Notes have been issued and sold by the Company within the six-month period immediately prior to the date hereof.

                  (cc) Prior to the effectiveness of any Registration Statement, the Indenture is not required to be qualified under the TIA.

                  (dd) Neither the Company nor any of its respective affiliates or any person acting on its or their behalf (other than the Initial Purchasers, as to whom the Company makes no representation) has engaged or will engage in any directed selling efforts within the meaning of Regulation S under the Act ("REGULATION S") with respect to the Senior Subordinated Notes.

                  (ee) The Senior Subordinated Notes offered and sold in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (ff) The sale of the Senior Subordinated Notes pursuant to Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

                  (gg) No registration under the Act of the Senior Subordinated Notes is required for the sale of the Senior Subordinated Notes to the Initial Purchasers as contemplated hereby or for the Exempt Resales assuming the accuracy of the Initial Purchasers' representations and warranties and agreements set forth in Section 7 hereof.


                  (hh) Each certificate signed by any officer of the Company and delivered to the Initial Purchasers or counsel for the Initial Purchasers shall be deemed to be a representation and warranty by the Company to the Initial Purchasers as to the matters covered thereby.

                  The Company acknowledges that the Initial Purchasers and, for purposes of the opinions to be delivered to the Initial Purchasers pursuant to Section

9 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and hereby consents to such reliance.

         7. INITIAL PURCHASERS' REPRESENTATIONS AND WARRANTIES. The Initial Purchasers represent and warrant to, and agree with, the Company:

                  (a) Each such Initial Purchaser is a QIB, with such knowledge and experience in financial and business matters as is necessary in order to evaluate the merits and risks of an investment in the Senior Subordinated Notes.

                  (b) Each such Initial Purchaser (A) is not acquiring the Senior Subordinated Notes with a view to any distribution thereof or with any present intention of offering or selling any of the Senior Subordinated Notes in a transaction that would violate the Act or the securities laws of any state of the United States or any other applicable jurisdiction and (B) will be reoffering and reselling the Senior Subordinated Notes only to (i) QIBs in reliance on the exemption from the registration requirements of the Act provided by Rule 144A, and (ii) in offshore transactions in reliance upon Regulation S under the Act.

                  (c) Each such Initial Purchaser agrees that it has not offered or sold and will not offer or sell the Senior Subordinated Notes in the United States or to, or for the benefit or account of, a U.S. Person, in each case, as defined in Rule 902 under the Act (i) as part of its distribution at any time or
(ii) otherwise until 40 days after the later of the commencement of the offering of the Senior Subordinated Notes pursuant hereto and the Closing Date, other than in accordance with Regulation S of the Act or another exemption from the registration requirements of the Act. Each such Initial Purchaser agrees that, during such 40-day restricted period, it will not cause any advertisement with respect to the Senior Subordinated Notes (including any "tombstone" advertisement) to be published in any newspaper or periodical or posted in any public place and will not issue any circular relating to the Senior Subordinated Notes, except such advertisements as permitted by and include the statements required by Regulation S.

                  (d) Each such Initial Purchaser agrees that, at or prior to confirmation or a sale of Senior Subordinated Notes by it to any distributor, dealer or person receiving a selling concession, fee or other remuneration during the 40-day distribution compliance period referred to in rule 902(f) under the Act, it will send to such distributor, dealer or person receiving a selling concession, fee or other remuneration a confirmation or notice to substantially the following effect:

         The Senior Subordinated Notes covered hereby have not been registered under the U.S. Securities Act of 1933, as amended (the "ACT"), and may not be offered and sold within the United States or to, or for the account or benefit of, U.S. persons (i) as part of your distribution at any time or (ii) otherwise until 40 days after the later of the commencement of the Offering and the Closing Date, except in either case in accordance with Regulation S under the Act (or Rule 144A or to Accredited Institutions in transactions that are exempt from the registration requirements of the Act), and in connection with any sale by you of the Senior Subordinated Notes covered hereby in reliance on Regulation S during the period referred to above to any distributor, dealer or person receiving a selling concession, fee or other remuneration, you must deliver a notice to substantially the foregoing effect. Terms used above have the meanings assigned to them in Regulation S.

                  (e) Each such Initial Purchaser agrees that the Senior Subordinated Notes offered and sold in reliance on Regulation S will be represented upon issuance by a global security that may not be exchanged for definitive securities until the expiration of the 40-day distribution compliance period referred to in Rule 902(f) of the Act and only upon certification of beneficial ownership of such Senior Subordinated Notes by non-U.S. persons or U.S. persons who purchased such Senior Subordinated Notes in transactions that were exempt from the registration requirements of the Act.

                  (f) Each such Initial Purchaser agrees that no form of general solicitation or general advertising (within the meaning of Regulation D under the Act) has been or will be used by such Initial Purchaser or any of its Affiliates or any person acting on its or their behalf in connection with the offer and sale of the Senior Subordinated Notes pursuant hereto, including, but not limited to, articles, notices or other communications published in any newspaper, magazine or similar medium or broadcast over television or radio, or any seminar or meeting whose attendees have been invited by any general solicitation or general advertising.

                  (g) Each such Initial Purchaser agrees that, in connection with Exempt Resales, such Initial Purchaser will solicit offers to buy the Senior Subordinated Notes only from, and will offer to sell the Senior Subordinated Notes only to, Eligible Purchasers. Each Initial Purchaser further agrees that it will offer to sell the Senior Subordinated Notes only to, and will solicit offers to buy the Senior Subordinated Notes only from (A) Eligible Purchasers that the Initial Purchaser reasonably believes are QIBs and (B) Regulation S Purchasers, in each case, that agree that (x) the Senior Subordinated Notes purchased by them may be resold, pledged or otherwise transferred within the time period referred to under Rule 144(k)

(taking into account the provisions of Rule 144(d) under the Act, if applicable) under the Act, as in effect on the date of the transfer of such Senior Subordinated Notes, only (I) to the Company or any of its subsidiaries, (II) to a person whom the seller reasonably believes is a QIB purchasing for its own account or for the account of a QIB in a transaction meeting the requirements of Rule 144A under the Act, (III) in an offshore transaction (as defined in Rule 902 under the Act) meeting the requirements of Rule 904 of the Act, (IV) in a transaction meeting the requirements of Rule 144 under the Act, (V) to an IAI that, prior to such transfer, furnishes the Trustee a signed letter containing certain representations and agreements relating to the registration of transfer of such Senior Subordinated Note (the form of which may be obtained from the Trustee) and, if such transfer is in respect of an aggregate principal amount of Senior Subordinated Notes less than $250,000, an opinion of counsel acceptable to the Company that such transfer is in compliance with the Act, (VI) in accordance with another exemption from the registration requirements of the Act (and based upon an opinion of counsel acceptable to the Company) or (VII) pursuant to an effective registration statement and, in each case, in accordance with the applicable securities laws of any state of the United States or any other applicable jurisdiction and (y) they will deliver to each person to whom such Senior Subordinated Notes or an interest therein is transferred a notice substantially to the effect of the foregoing.

                  (h) Each such Initial Purchaser and its affiliates or any person acting on its or their behalf have not engaged or will not engage in any directed selling efforts within the meaning of Regulation S with respect to the Senior Subordinated Notes.

                  (i) The Senior Subordinated Notes offered and sold by such Initial Purchasers pursuant hereto in reliance on Regulation S have been and will be offered and sold only in offshore transactions.

                  (j) The sale of the Senior Subordinated Notes offered and sold by such Initial Purchasers pursuant hereto in reliance on Regulation S is not part of a plan or scheme to evade the registration provisions of the Act.

         Each such Initial Purchaser acknowledges that the Company and, for purposes of the opinions to be delivered to each Initial Purchaser pursuant to
Section 9 hereof, counsel to the Company and counsel to the Initial Purchasers will rely upon the accuracy and truth of the foregoing representations and each such Initial Purchaser hereby consents to such reliance.

         8. INDEMNIFICATION.

                  (a) The Company agrees to indemnify and hold harmless the Initial Purchasers, their directors, their officers and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or

Section 20 of the Exchange Act, from and against any and all losses, claims, damages, liabilities and judgments (including, without limitation, any legal or other expenses incurred in connection with investigating or defending any matter, including any action, that could give rise to any such losses, claims, damages, liabilities or judgments) caused by any untrue statement or alleged untrue statement of a material fact contained in the Offering Memorandum (or any amendment or supplement thereto), the Preliminary Offering Memorandum or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as such losses, claims, damages, liabilities or judgments are caused by any such untrue statement or omission or alleged untrue statement or omission based upon information relating to the Initial Purchasers furnished in writing to the Company by such Initial Purchaser; provided, however, that the foregoing indemnity agreement with respect to any Preliminary Offering Memorandum shall not inure to the benefit of any Initial Purchaser who failed to deliver an Offering Memorandum (as then amended or supplemented, provided by the Company to the several Initial Purchasers in the requisite quantity and on a timely basis to permit proper delivery on or prior to the Closing Date) to the person asserting any losses, claims, damages and liabilities and judgments caused by any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Offering Memorandum, or caused by any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, if such material misstatement or omission or alleged material misstatement or omission was cured in the Offering Memorandum.

                  (b) Each Initial Purchaser, severally and not jointly, agrees to indemnify and hold harmless the Company, and its directors, its officers and each person, if any, who controls (within the meaning of Section 15 of the Act or Section 20 of the Exchange Act) the Company, to the same extent as the foregoing indemnity from the Company to the Initial Purchasers but only with reference to information relating to such Initial Purchaser furnished in writing to the Company by or on behalf of such Initial Purchaser expressly for use in the Preliminary Offering Memorandum or the Offering Memorandum (or any amendment or supplement thereto).

                  (c) In case any action shall be commenced involving any person in respect of which indemnity may be sought pursuant to Section 8(a) or 8(b) (the "INDEMNIFIED PARTY"), the indemnified party shall promptly notify the person against whom such indemnity may be sought (the "INDEMNIFYING PARTY") in writing of the commencement thereof, but the failure to so notify the indemnifying party (i) will not relieve it from liability under Section 8(a) or 8(b) unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in
Section 8(a) or 8(b). Such indemnifying party shall assume the defense of such action, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of all fees and expenses of such counsel, as incurred (except that in the case of any action in respect of which indemnity may be sought pursuant to both Sections 8(a) and 8(b), the Initial Purchasers shall not be required to assume the defense of such action pursuant to this
Section 8(c), but may employ separate counsel and participate in the defense thereof, but the fees and expenses of such counsel, except as provided below, shall be at the expense of the Initial Purchasers). Any indemnified party shall have the right to employ separate counsel in any such action and participate in the defense thereof, but the fees and expenses of such counsel shall be at the expense of the indemnified party unless (i) the employment of such counsel shall have been specifically authorized in writing by the indemnifying party, (ii) the indemnifying party shall have failed to assume the defense of such action or employ counsel reasonably satisfactory to the indemnified party or (iii) the named parties to any such action (including any impleaded parties) include both the indemnified party and the indemnifying party, and the indemnified party shall have been advised by such counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party (in which case the indemnifying party shall not have the right to assume the defense of such action on behalf of the indemnified party). In any such case, the indemnifying party shall not, in connection with any one action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the fees and expenses of more than one separate firm of attorneys (in addition to any local counsel) for all indemnified parties and all such fees and expenses shall be reimbursed as they are incurred upon written request and upon presentation of satisfactory invoices. Such firm shall be designated in writing by Donaldson, Lufkin & Jenrette Securities Corporation, in the case of the parties indemnified pursuant to Section 8(a), and by the Company, in the case of parties indemnified pursuant to Section 8(b). The indemnifying party shall indemnify and hold harmless the indemnified party from and against any and all losses, claims, damages, liabilities and judgments by reason of any settlement of any action (i) effected with its written consent or
(ii) effected without its written consent if the settlement is entered into more than twenty business days after the indemnifying party shall have received a request from the indemnified party for reimbursement for the fees and expenses of counsel (in any case where such fees and expenses are at the expense of the indemnifying party) and, prior to the date of such settlement, the indemnifying party shall have failed to comply with such reimbursement request. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement or compromise of, or consent to the entry of judgment with respect to, any pending or threatened action in respect of which the indemnified party is or could have been a party and indemnity or contribution may be or could have been sought hereunder by the indemnified party, unless such settlement, compromise or judgment (i) includes an unconditional release of the indemnified party from all liability on claims that are or could have been the subject matter of such action and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act, by or on behalf of the indemnified party.

                  (d) To the extent the indemnification provided for in this
Section 8 is unavailable to an indemnified party or insufficient in respect of any losses, claims, damages, liabilities or judgments referred to therein, then each indemnifying party, in lieu of indemnifying such indemnified party, shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages, liabilities and judgments (i) in such proportion as is appropriate to reflect the relative benefits received by the Company, on the one hand, and the Initial Purchasers on the other hand from the offering of the Senior Subordinated Notes or (ii) if the allocation provided by clause 8(d)(i) above is unavailable for any reason, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause 8(d)(i) above but also the relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, in connection with the statements or omissions which resulted in such losses, claims, damages, liabilities or judgments, as well as any other relevant equitable considerations. The relative benefits received by the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be deemed to be in the same proportion as the total net proceeds from the offering of the Senior Subordinated Notes (after underwriting discounts and commissions, but before deducting expenses) received by the Company, and the total discounts and commissions received by the Initial Purchasers bear to the total price to investors of the Senior Subordinated Notes, in each case as set forth in the table on the cover page of the Offering Memorandum. The relative fault of the Company, on the one hand, and the Initial Purchasers, on the other hand, shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company, on the one hand, or the Initial Purchasers, on the other hand, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The Company and the Initial Purchasers agree that it would not be just and equitable if contribution pursuant to this Section 8(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. The amount paid or payable by an indemnified party as a result of the losses, claims, damages, liabilities or judgments referred to in the immediately preceding paragraph shall be deemed to include, subject to the limitations set forth above, any legal or other expenses incurred by such indemnified party in connection with investigating or defending any matter, including any action, that could have given rise to such losses, claims, damages, liabilities or judgments. Notwithstanding the provisions of this Section 8, the Initial Purchasers shall not be required to contribute any amount in excess of the amount by which the total discounts and commissions received by such Initial Purchasers exceeds the amount of any damages which the Initial Purchasers have otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Initial Purchasers' respective obligations to contribute under this Section 8 are several in proportion to the respective principal amount of Senior Subordinated Notes they have purchased hereunder, and not joint.

                  (e) The remedies provided for in this Section 8 are not exclusive and shall not limit any rights or remedies which may otherwise be available to any indemnified party at law or in equity.

         9. CONDITIONS OF INITIAL PURCHASERS' OBLIGATIONS. The obligations of each of the Initial Purchasers to purchase the Senior Subordinated Notes under this Agreement are subject to the satisfaction of each of the following conditions:

                  (a) All the representations and warranties of the Company contained in this Agreement shall be true and correct in all material respects on the Closing Date with the same force and effect as if made on and as of the Closing Date.

                  (b) On or after the date hereof, (i) there shall not have occurred any downgrading, suspension or withdrawal of, nor shall any notice have been given of any potential or intended downgrading, suspension or withdrawal of, or of any review (or of any potential or intended review) for a possible change that does not indicate the direction of the possible change in, any rating of the Company or any securities of the Company (including, without limitation, the placing of any of the foregoing ratings on credit watch with negative or developing implications or under review with an uncertain direction) by any "nationally recognized statistical rating organization" as such term is defined for purposes of Rule 436(g)(2) under the Act, (ii) there shall not have occurred any material adverse change, nor shall any notice have been given of any potential or intended material adverse change, in the outlook for any rating of the Company or any securities of the Company by any such rating organization and (iii) no such rating organization shall have given notice that it has assigned (or is considering assigning) a lower rating to the Notes than that on which the Notes were marketed.

                  (c) Since the respective dates as of which information is given in the Offering Memorandum other than as set forth in the Offering Memorandum (exclusive of any amendments or supplements thereto subsequent to the date of this Agreement), (i) there shall not have occurred any change or any development involving a prospective change in the condition, financial or otherwise, or the earnings, business, management or operations of the Company and its subsidiaries, taken as a whole, (ii) there shall not have been any change or any development involving a prospective change in the capital stock or in the long-term debt of the Company or any of its subsidiaries and (iii) neither the Company nor any of its subsidiaries shall have incurred any liability or obligation, direct or contingent, the effect of which, in any such case described in clause 9(c)(i), 9(c)(ii) or 9(c)(iii), in the judgment of the Initial Purchasers, is so material and adverse as to make it impracticable to market the Senior Subordinated Notes on the terms and in the manner contemplated in the Offering Memorandum.

                  (d) The Initial Purchasers shall have received on the Closing Date a certificate dated the Closing Date, signed by the President and the Chief Financial Officer of the Company, confirming the matters set forth in Sections 6(y), 9(a) and 9(b) and stating that the Company has complied with all the agreements and satisfied all of the conditions herein contained and required to be complied with or satisfied on or prior to the Closing Date.

                  (e) The Initial Purchasers shall have received on the Closing Date the opinions (satisfactory to the Initial Purchasers and counsel for the Initial Purchasers), dated the Closing Date, of each of (i) Skadden, Arps, Slate, Meagher & Flom LLP, special counsel for the Company, in substantially the form attached hereto as Annex A and (ii) Skadden, Arps, Slate, Meagher & Flom LLP, as special French counsel for the Company, in substantially the form attached hereto as Annex B.

                  (f) The Initial Purchasers shall have received, at the time this Agreement is executed and at the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Initial Purchasers from Arthur Andersen, L.L.P., independent public accountants for the Company and Coopers & Lybrand L.L.P., independent publishers accountants for Anchor, containing the information and statements of the type ordinarily included in accountants' "comfort letters" to the Initial Purchasers with respect to the financial statements and certain financial information contained in the Offering Memorandum.

                  (g) The Senior Subordinated Notes shall have been approved by the NASD for trading and duly listed in PORTAL.

                  (h) The Initial Purchasers shall have received a counterpart, conformed as executed, of the Indenture which shall have been entered into by the Company and the Trustee.

                  (i) The Company shall have executed the Registration Rights Agreement and the Initial Purchasers shall have received an original copy thereof, duly executed by the Company.

                  (j) The Company shall not have failed at or prior to the Closing Date to perform or comply with any of the agreements herein contained and required to be performed or complied with by the Company, as the case may be, at or prior to the Closing Date.

         10. EFFECTIVENESS OF AGREEMENT AND TERMINATION. This Agreement shall become effective upon the execution and delivery of this Agreement by the parties hereto.

                  This Agreement may be terminated at any time on or prior to the Closing Date by the Initial Purchasers by written notice to the Company if any of the following has occurred: (i) any outbreak or escalation of hostilities or other national or international calamity or crisis or change in economic conditions or in the financial markets of the United States or elsewhere that, in the judgment of Donaldson, Lufkin & Jenrette Securities Corporation, is material and adverse and, in the judgment of Donaldson, Lufkin & Jenrette Securities Corporation, makes it impracticable to market the Senior Subordinated Notes on the terms and in the manner contemplated in the Offering Memorandum,
(ii) the suspension or material limitation of trading in securities or other instruments on the New York Stock Exchange, the American Stock Exchange, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange, the Chicago Board of Trade or the Nasdaq National Market or limitation on prices for securities or other instruments on any such exchange or the Nasdaq National Market, (iii) the suspension of trading of any securities of the Company on any exchange or in the over-the-counter market, (iv) the enactment, publication, decree or other promulgation of any federal or state statute, regulation, rule or order of any court or other governmental authority which in the opinion of DLJ Securities Corporation materially and adversely affects, or will materially and adversely affect, the business, prospects, financial condition or results of operations of the Company and its subsidiaries, taken as a whole, (v) the declaration of a banking moratorium by either federal or New York State authorities or (vi) the taking of any action by any federal, state or local government or agency in respect of its monetary or fiscal affairs which in the opinion of DLJ Securities Corporation has a material adverse effect on the financial markets in the United

States.

                  11. MISCELLANEOUS. Notices given pursuant to any provision of this Agreement shall be addressed as follows: (i) if to the Company, to Moll Industries, Inc., 1111 Northshore Drive, Suite N-600, Knoxville, TN 37919-4048,
(423) 450-5300 and (ii) if to the Initial Purchasers, Donaldson, Lufkin & Jenrette Securities Corporation, 277 Park Avenue, New York, New York 10172,
Attention: Syndicate Department, or in any case to such other address as the person to be notified may have requested in writing.

                  The respective indemnities, contribution agreements, representations, warranties and other statements of the Company and the Initial Purchasers set forth in or made pursuant to this Agreement shall remain operative and in full force and effect, and will survive delivery of and payment for the Senior Subordinated Notes, regardless of (i) any investigation, or statement as to the results thereof, made by or on behalf of the Initial Purchasers, the officers or directors of the Initial Purchasers, any person controlling the Initial Purchasers, the Company, the officers or directors of the Company, or any person controlling the Company, (ii) acceptance of the Senior Subordinated Notes and payment for them hereunder and (iii) termination of this Agreement.

                  If for any reason the Senior Subordinated Notes are not delivered by or on behalf of the Company as provided herein (other than as a result of any termination of this Agreement pursuant to Section 10), the Company agrees to reimburse the Initial Purchasers for all reasonable out-of-pocket expenses (including reasonable fees and disbursements of counsel) incurred by them in connection with the proposed purchase and sale of Senior Subordinated Notes against appropriate receipts therefor. Notwithstanding any termination of this Agreement, the Company shall be liable for all expenses which it has agreed to pay pursuant to Section 5(i) hereof. The Company also agrees to reimburse the Initial Purchasers and its officers, directors and each person, if any, who controls such Initial Purchaser within the meaning of Section 15 of the Act or
Section 20 of the Exchange Act for reasonable fees and expenses (including without limitation reasonable fees and expenses of counsel) incurred by them in connection with enforcing their rights under this Agreement (including without limitation its rights under Section 8) against appropriate receipts therefor.

                  Except as otherwise provided, this Agreement has been and is made solely for the benefit of and shall be binding upon the Company, the Initial Purchasers, the Initial Purchasers' directors and officers, any controlling persons referred to herein, the directors of the Company and their respective successors and assigns, all as and to the extent provided in this Agreement, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successors and assigns" shall not include a purchaser of any of the Senior Subordinated Notes from the Initial Purchasers merely because of such purchase.

                  This Agreement shall be governed and construed in accordance with the laws of the State of New York.

                  This Agreement may be signed in various counterparts which together shall constitute one and the same instrument.

                  Please confirm that the foregoing correctly sets forth the agreement among the Company and the Initial Purchasers.

                                    The foregoing Purchase
                                    Agreement is hereby
                                    confirmed and accepted as
                                    of the date first above
                                    written.



                                    MOLL INDUSTRIES, INC.



                                    By:  /s/ George T. Votis
                                         ----------------------
                                         Name:  George T. Votis
                                         Title: Chairman and Chief  Executive
                                                Officer

                                   The foregoing Purchase
                                   Agreement is hereby
                                   confirmed and accepted as
                                   of the date first above
                                   written.



                                   DONALDSON, LUFKIN & JENRETTE
                                   SECURITIES CORPORATION
                                   ON BEHALF OF THE
                                   INITIAL PURCHASERS:



                                    By:  /s/ Maximillian Justicz
                                         ---------------------------
                                         Name:  Maximillian Justicz
                                         Title: Vice President

                                   SCHEDULE I



                                                             Principal Amount of
                                                       Senior Subordinated Notes

Donaldson, Lufkin & Jenrette
Securities Corporation..............................                $110,500,000

NationsBanc Montgomery Securities LLC...............                 $19,500,000

Total...............................................             $130,000,000.00

                                   SCHEDULE II

                                  SUBSIDIARIES

Moll Industries UK, Limited
Moll Industries Paderborn GmbH & Co. KG
Cepillos De Matamoros S.A. de C.V.
Anchor Advanced Products Foreign Sales Corporation
Moll Industries, LLC
Hanning-Kunstoffe GmbH & Co.
Hanning-Kunstoffe  Beteiligungs-GmbH & Co.
PB Hanning GmbH
PB Hanning GmbH & Co. Handelsgesellschaft
Moll Plastics, LLC
Moll Plastics SARL
Somomeca Industries SARL
Sapi SARL
Somoplast Lorraine SARL
2BI SARL
Somoplast SARL
Serim SARL
Semip SARL
Staphane SARL

                                    EXHIBIT A

                      FORM OF REGISTRATION RIGHTS AGREEMENT